SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 21, 2005


                          MANAKOA SERVICES CORPORATION
                               (FORMERLY KNOWN AS
                        ELECTRONIC IDENTIFICATION, INC.)
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             (Exact Name of Registrant as Specified in its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

             000-27365                             88-0440528
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      (Commission File Number)          (I.R.S. Employer Identification No.)


             7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
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               (Address of Principal Executive Offices) (Zip Code)


                                 (509) 736-7000
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              (Registrant's Telephone Number, Including Area Code)

Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

After serving the Company for nearly one year and through an important transitional period, Dr. James C. Riviere, Board Member opted to pursue other business endeavors and resigned as director of the company.

The search for a qualified successor to fill the vacant directorship created by the resignation has already begun. This successor will serve until the next annual meeting of shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  10/25/05                       By:/s/  G. Robert Williams
                                       -----------------------------------
                                       Name:   G. Robert Williams
                                       Title:  Chief Executive Officer